                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

INVESTOR RELATIONS CONTACT:                             MEDIA RELATIONS CONTACT:
Neil Yekell                                             Arch Currid
(713) 918-4233                                          (713) 918-3236
neil_yekell@bmc.com                                     arch_currid@bmc.com


                   BMC SOFTWARE FILES FIRST QUARTER FORM 10-Q

HOUSTON -- (AUGUST 9, 2004) -- BMC Software, Inc. [NYSE: BMC], a leader in enterprise management, announced that in conjunction with the filing of its quarterly report on Form 10-Q for the quarter ended June 30, 2004, it has adjusted its June quarter GAAP net earnings as compared to the GAAP net earnings presented in the Company's previously issued press release on July 27, 2004 to reflect an update to the Company's accrual for taxes. This adjustment does not affect BMC Software's first quarter net earnings excluding special items of $32.1 million, or $0.14 per share, and does not affect BMC Software's first quarter cash flow from operations of $90.1 million. Subsequent to the Company's earnings press release, the Company completed its analysis of its consolidated tax provisions and associated balance sheet accounts including an assessment of potential tax exposures and the realization of its net deferred tax assets. As a result, the Company's income tax expense for the quarter is $19.6 million as compared to the previously announced benefit of $21.5 million. First quarter net earnings on a GAAP basis were $10.7 million, or $0.05 per share, as compared to the previously announced net earnings on a GAAP basis of $51.8 million, or $0.23 per share. Included in this release is a reconciliation of results excluding special items and GAAP results. Complete condensed consolidated financial statements are included with the Company's quarterly report on Form 10-Q, which was filed with the Securities and Exchange Commission today and is available at www.bmc.com/investors.

      A CONFERENCE CALL TO DISCUSS THIS ANNOUNCEMENT, HOSTED BY BMC SOFTWARE'S CHIEF FINANCIAL OFFICER, GEORGE HARRINGTON, IS SCHEDULED FOR THIS AFTERNOON, AUGUST 9, 2004 AT 4:00 P.M. CENTRAL TIME. THOSE INTERESTED IN PARTICIPATING MAY CALL (719) 457-2634 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.BMC.COM/INVESTORS. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

      ABOUT BMC SOFTWARE

      BMC Software, Inc. [NYSE:BMC], is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering
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Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2004 revenues of more than $1.4 billion. For more information about BMC Software, visit www.bmc.com.

      NON-GAAP FINANCIAL MEASURES

      This press release includes financial measures for net earnings and earnings per share (EPS) that exclude certain charges and, therefore, have not been calculated in accordance with U.S. generally accepted accounting principles
(GAAP). A detailed reconciliation between the GAAP results and results excluding special items (non-GAAP) is included in this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the Company believes these measures provide a consistent basis for comparison between quarters, as they are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance of its core operations. Management uses these non-GAAP financial measures internally to evaluate the Company's performance and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.


                                       ###


BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C)2004, BMC Software, Inc. All rights reserved.
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BMC Software Files First Quarter Form 10-Q
Page 3



                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2004

                                   (UNAUDITED)

                                                                                        Special            Before
                                                                     As Reported         Items          Special Items
                                                                     -----------         -----          -------------
                                                                           (In millions, except per share data)
Revenues:
    License ....................................................       $ 100.3          $    --            $ 100.3
    Maintenance ................................................         204.8               --              204.8
    Professional services ......................................          20.9               --               20.9
                                                                       -------          -------            -------
       Total revenues ..........................................         326.0               --              326.0
                                                                       -------          -------            -------

Selling and marketing expenses .................................         124.7             (0.7)(a)          124.0
Research and development expenses ..............................         109.3              2.5(a)           111.8
Cost of professional services ..................................          20.5               --               20.5
General and administrative expenses ............................          42.7               --               42.7
Amortization of acquired technology & intangibles ..............          16.1            (16.1)(b)             --
                                                                       -------          -------            -------
       Total operating expenses ................................         313.3            (14.3)             299.0
                                                                       -------          -------            -------
       Operating income (loss) .................................          12.7             14.3               27.0
Other income, net ..............................................          17.6               --               17.6
                                                                       -------          -------            -------
       Earnings (loss) before income taxes .....................          30.3             14.3               44.6
Income tax provision (benefit) .................................          19.6             (7.1)(c,d)         12.5
                                                                       -------          -------            -------
       Net earnings (loss) .....................................       $  10.7          $  21.4            $  32.1
                                                                       =======          =======            =======
Diluted earnings (loss) per share ..............................       $  0.05          $  0.09            $  0.14
                                                                       =======          =======            =======
Shares used in computing diluted earnings (loss) per share .....         225.1            225.1              225.1
                                                                       =======          =======            =======

(a)  Changes in estimates related to real estate exit costs                             $   1.8
(b)  Amortization of acquired technology & intangibles                                  $ (16.1)
(c)  Income tax accrual adjustment                                                      $ (11.1)
(d)  Tax effect of special items                                                        $   4.0